                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)


CLOSED-END


Annual Report 2002
--------------------------------------------------------------------------------
              LINCOLN NATIONAL INCOME FUND, INC.
























[LOGO] POWERED BY RESEARCH.(SM)

Table
  OF CONTENTS


Letter to Shareholders                                     1

Portfolio Management Review                                3

Performance Summary                                        5

Important Fund Information                                 7

Financial Statements:

  Statement of Net Assets                                  8

  Statement of Operations                                 13

  Statements of Changes
    in Net Assets Available
    to Common Shareholders                                14

  Statement of Cash Flows                                 15

  Financial Highlights                                    16

  Notes to Financial
    Statements                                            17

Report of Independent
    Accountants                                           20

Board of Directors/Officers                               21


Funds are not FDIC insured and are not guaranteed.
It is possible to lose the principal amount invested.

Fund advisory services provided by Delaware
Management Company, a series of Delaware
Management Business Trust, which is a registered investment advisor.

(C)Delaware Distributors, L.P.

Delaware Investments

     POWERED BY RESEARCH

At Delaware Investments, our long history of asset management has taught us the importance of two key principles:

o Astute security selection is essential when seeking a performance advantage.

o    Superior fundamental research is the key to astute security selection.

Based on these core principles, we have built an organization that is Powered by Research.

Capabilities in all Major Asset Classes
Our proprietary research is reflected in our five distinct Centers of Expertise, each focused on a specific investment discipline.

o    U.S. growth equity
o    U.S. value equity
o    U.S. fixed income
o    International and global
o    U.S. structured-approach equity products

The Independent Research Advantage
Each Center of Expertise conducts its own research, which drives the portfolio construction process. This direct and distinct approach yields a number of key advantages.

o The research is performed directly by the professionals best equipped to shape it and evaluate its implications, and who are held accountable for the investment results.

o The research leads to a truly distinct managerial approach - rather than a model where all management teams follow the recommendations of the same analysts.

These advantages put our managers in a strong position to uncover market inefficiencies and underappreciated securities that represent the most rewarding opportunities in their asset class.

A Commitment to Our Investors
Our commitment to experience, performance and service has earned us the confidence of discriminating investors.

Experience
Delaware Investments' 185 seasoned investment professionals -- of whom 124 (67%) are analysts -- average 12 years of experience, bringing a wealth of knowledge and expertise to the management team.

Performance
Delaware Investments strives to deliver consistent, reliable, and dependable performance in all asset classes. The management teams aim for solid performance over the long term, incorporating risk assessment in their processes and avoiding those strategies aimed at short-term gains or generally associated with volatility.

Service
With Delaware Investments, you can count on quick and courteous service, easy access to account information, and hassle-free transaction processing.

Letter                                        Lincoln National Income Fund, Inc.
     TO SHAREHOLDERS                          January 10, 2003

Recap of Events
As the new year begins, investors await the unfolding story of the U.S. and foreign economies. Through the spring and summer months of 2002, the pace of the economic recovery came under great scrutiny. Investors, by this time, had generally come to know that several forces were evolving, the result of which might decide many outcomes, from employment to the condition of stock prices.

Perhaps the most significant force on investors' minds was the level of business spending. Capital expenditure, or cap ex as it is referred to, was great in the later 1990s, as businesses attempted to ramp up their capabilities. As capacity swelled, business spending fell off, causing in part the recession of 2001. At this point in time, the U.S. government took a global leadership role by kicking off a round of interest rate cuts that were intended to make money cheap for businesses and consumers, who might then accelerate spending habits.

Consumers took full advantage of the lower rates by buying new homes and cars, or refinancing existing mortgages. The strength of consumer spending helped to buoy the economy through the difficult times it faced in both 2001 and 2002. When the U.S. recession ended, which government statistics place as the third quarter of 2001, the general belief among investors was that cap ex would bounce back, in turn allowing for a recovery much in line with prior post-recessionary environments.

The increase in spending did not take place, as corporations took a generally defensive posture, cutting costs and reorganizing for perceived better days ahead. So it was during much of 2002 that investors worried that without meaningful cap ex, the recovery would not occur quickly enough. Without adequate economic growth, investors came to believe that corporate profits would likely be bleak, and so stocks were sold, causing a downdraft throughout global equity markets that would not find relief until autumn.

Some investors sought out high quality, government-oriented bonds for their safety and income streams in addition to their capacity to rise in value as interest rates decline. Other investors moved toward real estate, as this asset class can also pay reasonable dividends, and additionally, because its performance cycle is not entirely linked to the fate of the stock market.

It was in early October 2002 that stocks attempted a meaningful reversal from their downward spiral. No doubt the oft-mentioned tech bubble had been displaced, and stock valuations, such as the relationship between the price of a stock relative to its per share earnings, became, at long last, sufficiently attractive as to prompt investors to once again buy stocks. Likewise, early signs that cap ex was picking up were being evaluated along with the continuation of steady household spending habits.

Average Annual Total Return                                              Premium (+)/
At Net Asset Value                                                       Discount (-)
For the period ended December 31, 2002                       One Year    As of 12/31/02
Lincoln National Income Fund, Inc.                            +13.13%       -2.62%
Lipper Closed-End Flexible Income Funds Average (12 funds)     +2.92%
Lehman Brothers Credit Index                                  +10.52%

--------------------------------------------------------------------------------
All performance shown above is at net asset value and assumes reinvestment of all distributions. Performance information at net asset value and market price and a description of the index can be found on pages 5 and 6. The Lipper Closed-End Flexible Income Funds Average represents the average return of closed-end flexible funds tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

Market Outlook
As we return to thoughts of the new year, we are encouraged by what our research has uncovered for us. The economy continues to show signs of steady improvement, which we believe should be largely in our favor during 2003. Capital expenditure appears to be at long last picking up, and the gradual decline in the U.S. dollar during the year might in fact lend support to exporters, as their goods will become more attractively valued in global markets. Fortunately, our outlook is for subdued inflation, which should help to keep interest rates relatively low, which is a plus for bond investors. A stronger economy should bode well for gradually improving corporate profits, which in turn might allow stocks the ability to move higher.

Sincerely,

/s/ David K. Downes
-------------------
David K. Downes

President

Portfolio                                     Lincoln National Income Fund, Inc.
     MANAGEMENT REVIEW                        January 10, 2003

Fund Manager

Ryan K. Brist
Portfolio Manager

The Fund's Results
Despite the gloomy performance experienced in the stock market this past year, your Fund managed to avoid such hardships and secure a gain for its fiscal year. The fear-driven, "flight to quality" environment was triggered by the Enron bankruptcy and its subsequent congressional hearings. Those events were swiftly followed by scandals at Qwest, Tyco, WorldCom, and others. These stories forced investors to reevaluate their methods of examining financial statements and their trust in company-provided numbers. As a result, the equity market plummeted and U.S. Treasuries rallied due to their safe-haven status.

Fixed-income investments performed extremely well this past year as interest rates offset the large declines in the stock market. Lincoln National Income Fund, Inc. took advantage of such prime conditions, returning +13.13% (shares at net asset value with distributions reinvested) for the year ended December 31, 2002. In comparison, the Fund's benchmark, the Lehman Brothers Credit Index, gained +10.52% for the same year. The Fund performed well above its peers, as composed by the 12 funds in the Lipper Closed-End Flexible Income Funds Average, which returned +2.92% during the period. Our security selection in the corporate bond sector played an important role in the Fund's outperformance of its peer group and benchmark.

Portfolio Highlights
Maintaining a well-diversified portfolio contributed to the Fund's performance in the volatile market this past year. The Fund maintained its largest weighting in public debt securities, which totalled over 90% of net assets at year end. In addition, we invested a small portion of the Fund in foreign debt instruments, with private placement securities rounding out the portfolio.

As the year unfolded, lower quality bonds became more popular among downtrodden equity investors. High-yield instruments produced favorable returns during the year, and the Fund's overweighted position allowed us to take advantage of such opportunities. While our high-yield holdings had positive returns, they lagged the total return of the Lehman Brothers Credit Index, which contains only investment-grade securities.

Many trading opportunities occurred during the year and we focused our attention on undervalued securities and mispricings in the corporate bond market. Portfolio management, credit research, and trading act as the cornerstone of our investment process. Open communication and a sharing of information between those areas create an ideal environment for capitalizing upon opportunities within the marketplace.

The Fund increased its exposure to the energy and pipeline sector over the past year, which saw a nine percent increase from this time last year. We believe this sector will present opportunities to gain positive returns over the coming year. Transcontinental Gas was our largest holding in the energy and pipeline sector.

We also focused our attention on the telecommunications and cable/media sectors, where we believed significant opportunities for positive returns could be found. AT&T benefited from the long-awaited sale of its broadband unit to Comcast as part of a massive corporate restructuring plan. European communication companies benefited from market speculation that their governments would provide financial support if debt loads were to become unmanageable.

The Fund also invests in foreign securities, which turned in mixed results. Volatility in emerging foreign markets remained high as the Brazil election weighed on Latin American markets and the less-than-robust U.S. economy fed through to underdeveloped markets. During the last quarter of the year, Brazil, Colombia, and Turkey performed well and contributed positively to the Fund's results.

Outlook
Although broader economic data will continue to send mixed signals, we believe the combination of accommodative fiscal and monetary policy should lift the economy moderately, but steadily upward over the next six to 12 months. With the fed funds rate at a historical low of 1.25%, we believe interest rates have likely reached a bottom and may slowly rise throughout the year. In our opinion, a potential conflict with Iraq could slow, but not halt, the economic recovery.

We believe the difference in yield between corporate and Treasury bonds should gradually narrow from historically wide levels this past fall. As investors focus on an improving economic picture and corporations' willingness to pay down debt, risk tolerance will improve, providing a boost to the lower-quality sector of the corporate bond market. While yields have fallen since early October, high-yield assets continue to offer solid value. Given the stock market's volatility and the attractive income potential of fixed-income securities, investors have been reminded over the past year of the importance of diversification and a risk-averse style of investing that debt instruments can provide.

--------------------------------------------------------------------------------
Lincoln National Income Fund, Inc.
Bond Quality and Portfolio Highlights
As of December 31, 2002

--------------------------------------------------------------------------------
Current Yield at Market Price                                             8.38%
--------------------------------------------------------------------------------
Average Effective Duration*                                          5.10 years
--------------------------------------------------------------------------------
Average Maturity**                                                  12.55 years
--------------------------------------------------------------------------------
Average Credit Quality                                                        A
--------------------------------------------------------------------------------
 * Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.

** Average Maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.
--------------------------------------------------------------------------------


Lincoln National Income Fund, Inc.
Sector Allocation
As of December 31, 2002

Public Debt Securities 131.35%

Private Placement Securities 9.70%

Preferred Stock 2.62%

Other Assets/(Liabilities) (0.82%)

Liquidation Value of Preferred Stock (42.85%)



For more information, see Note A on page 17.

Lincoln National
     INCOME FUND, INC.

Fund Basics
As of December 31, 2002

--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks to provide increasing dollar amounts of income for distribution to its shareholders over the long term.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$93.35 million
--------------------------------------------------------------------------------
Number of Holdings:
180
--------------------------------------------------------------------------------
Your Fund Manager:
Ryan K. Brist joined Delaware Investments in 2000. Previously, he served as a Senior Trader and Corporate Specialist for Conseco Capital Management's fixed-income group, and as an Analyst in Oil/Gas Investment Banking for Dean Witter Reynolds in New York. Mr. Brist is a graduate of Indiana University and a CFA charterholder.
--------------------------------------------------------------------------------
NYSE Symbol:
LND

Fund Performance
Average Annual Total Returns
Through December 31, 2002             10 Years       Five Years     One Year
--------------------------------------------------------------------------------
At Market Price                        +9.22%          +8.86%        +17.99%
At Net Asset Value                     +9.06%          +8.24%        +13.13%
--------------------------------------------------------------------------------
Returns reflect reinvestment of all distributions. Performance does not include any brokerage commissions for purchases made since inception. Past performance is not a guarantee of future results.

The performance table and graphs on the following page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Lincoln National
     INCOME FUND, INC.

Performance of a $10,000 Investment
December 31, 1992 to December 31, 2002



                     Lincoln National Income             Lincoln National Income
                            Fund, Inc.                          Fund, Inc.                 Lehman Brothers
                         @ Market Price                           @ NAV                      Credit Index
                   ----------------------------        ----------------------------        ---------------
 12/31/1992                  $10,000                             $10,000                        $10,000
 12/31/1993                  $11,717                             $11,589                        $11,212
 12/31/1994                   $9,397                             $10,718                        $10,815
 12/31/1995                  $13,069                             $13,649                        $13,160
 12/31/1996                  $13,385                             $14,380                        $13,598
 12/31/1997                  $15,676                             $16,015                        $14,981
 12/31/1998                  $18,407                             $17,301                        $16,216
 12/31/1999                  $13,742                             $17,002                        $15,901
 12/31/2000                  $16,634                             $19,233                        $17,396
 12/31/2001                  $20,315                             $21,033                        $19,205
 12/31/2002                  $23,970                             $23,795                        $21,226


Chart assumes $10,000 invested on December 31, 1992 and reflects the reinvestment of all distributions. Performance of the Fund and the Lehman Brothers Credit Index at market value is based on market performance during the period. Performance of the Fund at net asset value is based on the fluctuations in net asset value during the period. Investments in the Fund are not available at net asset value. The Lehman Brothers Credit Index measures the performance of the U.S. corporate bond market. Performance does not include any brokerage commissions for purchases. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Market Price vs. Net Asset Value
December 31, 2001 to December 31, 2002

                    Lincoln National                  Lincoln National
               Income Fund, Inc. @ NAV       Income Fund, Inc. @ Market Price
               -----------------------       --------------------------------
12/31/2001               $12.58                           $11.73
 1/31/2002               $12.71                           $12.90
 2/28/2002               $12.86                           $12.70
 3/31/2002               $12.69                           $12.25
 4/30/2002               $12.77                           $13.00
 5/31/2002               $12.91                           $13.42
 6/30/2002               $12.77                           $13.00
 7/31/2002               $12.31                           $13.00
 8/31/2002               $12.76                           $12.70
 9/30/2002               $12.90                           $13.20
10/31/2002               $12.52                           $12.49
11/30/2002               $12.87                           $12.75
12/31/2002               $12.99                           $12.65

Past performance is not a guarantee of future results.

Important                                     Lincoln National Income Fund, Inc.
     FUND INFORMATION

Automatic Dividend Reinvestment Plan
Any registered shareholder of Lincoln National Income Fund, Inc. may participate in the Automatic Dividend Reinvestment Plan (the "Plan"). If you are a beneficial owner whose shares are registered in the name of another (e.g., in a broker's "street name") and desire to participate in the Plan, you must become a registered holder by transferring the shares to your name.

To participate in the Plan, you must complete and forward an authorization card to Mellon Investor Services LLC, the Plan agent. This card authorizes the Plan agent to receive your dividends and other distributions from the Fund in additional shares of common stock. The additional shares will be issued by the Fund, if the net asset value per share is equal to or lower than the market price of the Fund's common stock plus brokerage commissions. If the net asset value per share is higher than the market price of the Fund's common stock plus brokerage commissions, the additional shares will be purchased in the open market and the cost of the brokerage commissions will be charged to each participant on a pro-rata basis. The Plan also allows the Plan agent to accept optional cash contributions. Each optional cash contribution by a participant must be not less than $100 and not more than $3,000 per dividend period and must be received by the Plan agent not less than five business days and no more than 30 days prior to the dividend payment date.

Shares will be held by the Plan agent. You will receive a statement each time shares are distributed by the Fund or purchased for you.

There is no direct charge for Plan participation. The administrative costs of the Plan are borne by the Fund.

If your dividends and other distributions are reinvested, they will be subject to capital gains and income taxes as if they were paid to you in cash.

You may terminate your participation in the Plan at any time by giving written notice to the Plan agent.

For additional information on the Plan, please write to:

Mellon Investor Services LLC
Overpeck Centre
85 Challenger Road
Ridgefield Park, NJ 07666

or call 800 851-9677.


================================================================================
SHAREHOLDER MEETING RESULTS
2002 Annual Shareholder Meeting

The Fund held its annual meeting of shareholders on May 10, 2002. At the annual meeting, the Fund's shareholders elected three Class 3 Directors. The Class 3 Directors were elected by the shareholders of the Fund's common stock and variable term preferred stock, voting together as a single class. The result of the voting at the annual meeting was as follows:
--------------------------------------------------------------------------------
                                   Shares Voted For        Withheld Authority
--------------------------------------------------------------------------------
Thomas L. Bindley                     5,658,297                  78,910
--------------------------------------------------------------------------------
H. Thomas McMeekin                    5,648,167                  89,040
--------------------------------------------------------------------------------
Daniel R. Toll                        5,629,789                 107,418
================================================================================

Statement                                     Lincoln National Income Fund, Inc.
     OF NET ASSETS                            December 31, 2002

                                                         Principal    Market
                                                         Amount       Value
-------------------------------------------------------------------------------
Public Debt Securities - 130.20%
-------------------------------------------------------------------------------
Asset-Backed Securities - 0.50%
   Citigroup Mortgage Securities
      6.25% 1/25/32                                    $  297,188   $   279,890
   Morgan Stanley Dean Witter
      12.75% 10/25/31                                     182,893       186,551
                                                                    -----------
                                                                        466,441
                                                                    -----------
Automobiles & Automotive Parts - 1.41%
   Ford Motor 7.45% 7/16/31                             1,510,000     1,317,036
                                                                    -----------
                                                                      1,317,036
                                                                    -----------
Banking, Finance & Insurance - 33.88%
   Aon 144A
      2.775% 1/15/03                                      295,000       294,962
      7.375% 12/14/12                                   1,515,000     1,584,820
   Bank of Hawaii 6.875% 6/1/03                           375,000       382,339
   Bear Stearns Company
      4.00% 1/31/08                                       650,000       655,845
   Citigroup 6.625% 6/15/32                               900,000       985,889
   Compass Bank 6.45% 5/1/09                              650,000       710,967
   Credit Suisse First Boston USA
      4.625% 1/15/08                                      840,000       852,424
      5.75% 4/15/07                                       160,000       171,440
   Erac USA Finance 7.35% 6/15/08                       1,815,000     2,045,951
   Fairfax Financial 7.75% 12/15/03                     1,015,000       977,097
   Ford Motor Credit
      6.875% 2/1/06                                     1,150,000     1,152,800
      7.875% 6/15/10                                      320,000       322,452
   General Electric Capital
      5.45% 1/15/13                                     2,440,000     2,539,410
   GMAC
      6.75% 1/15/06                                     1,230,000     1,274,680
      6.875% 8/28/12                                    3,190,000     3,150,008
      8.00% 11/1/31                                     2,640,000     2,661,851
   Goldman Sachs 5.50% 11/15/14                         1,585,000     1,601,066
   MBNA 5.375% 1/15/08                                    220,000       225,968
   MBNA America Bank
      7.125% 11/15/12                                   1,135,000     1,189,897
   Morgan Stanley Dean Witter
      6.60% 4/1/12                                      1,560,000     1,732,009
   Nisource Finance 7.50% 11/15/03                        230,000       231,862
   Nordea Bank Sweden 144A
      5.25% 11/30/12                                      600,000       611,758
   PNC Funding 7.50% 11/1/09                            1,025,000     1,184,288
   PSE&G 144A 6.25% 5/15/03                               690,000       700,393
   Regions Financial 6.375% 5/15/12                     2,015,000     2,251,277
   Sprint Capital 8.375% 3/15/12                          325,000       323,990
   XL Capital 6.50% 1/15/12                               315,000       341,667
   Zurich Capital Trust 144A
      8.376% 6/1/37                                     1,600,000     1,477,181
                                                                    -----------
                                                                     31,634,291
                                                                    -----------

                                                         Principal    Market
                                                         Amount       Value
-------------------------------------------------------------------------------
Public Debt Securities (continued)
--------------------------------------------------------------------------------
Cable, Media & Publishing - 6.91%
   AOL Time Warner
      5.625% 5/1/05                                    $  290,000   $   296,743
      7.70% 5/1/32                                      1,150,000     1,201,119
   Continental Cablevision 9.50% 8/1/13                   500,000       580,171
   Liberty Media 7.75% 7/15/09                            370,000       400,468
   Scholastic 5.75% 1/15/07                               270,000       288,385
   Thomson 5.75% 2/1/08                                   425,000       462,610
   USA Interactive 7.00% 1/15/13                        2,090,000     2,164,997
   USA Networks 6.75% 11/15/05                          1,005,000     1,053,132
                                                                    -----------
                                                                      6,447,625
                                                                    -----------
Chemicals - 2.19%
   IMC Global 6.55% 1/15/05                               160,000       153,689
   Lyondell Chemical 9.875% 5/1/07                        640,000       617,600
   Solutia 11.25% 7/15/09                                 975,000       825,093
   Valspar 6.00% 5/1/07                                   425,000       452,400
                                                                    -----------
                                                                      2,048,782
                                                                    -----------
Collateralized Mortgage Obligations - 1.55%
   Gsamp 2002-WFN 8.25% 10/20/32                          256,830       254,182
   Merrill Lynch Mortgage 5.695% 7/12/34                  195,000       162,182
   NCAPS 2002-C1 A 7.15% 10/25/31                         218,778       218,778
   Prudential Securities Preferred Financing
      7.387% 5/15/13                                      175,000       145,298
   Sharp 2002-HE2N N 9.50% 10/25/32                       318,343       317,237
   Wachovia Bank Commercial Mortgage Trust
      2002-C1AJ 6.29% 4/15/34                             160,000       142,128
      2002-C1AH 6.29% 4/15/34                             230,000       209,852
                                                                    -----------
                                                                      1,449,657
                                                                    -----------
Consumer Products - 2.76%
   American Greetings
      6.10% 8/1/28                                        775,000       724,625
      11.75% 7/15/08                                      250,000       275,000
   Fortune Brands 7.125% 11/1/04                          485,000       522,359
   Maytag 6.875% 12/1/06                                  955,000     1,055,340
                                                                    -----------
                                                                      2,577,324
                                                                    -----------
Electronics & Electrical Equipment - 0.20%
   Johnson Controls 5.00% 11/15/06                        175,000       185,302
                                                                    -----------
                                                                        185,302
                                                                    -----------

Statement                                     Lincoln National Income Fund, Inc.
     OF NET ASSETS (CONTINUED)

                                                         Principal    Market
                                                         Amount       Value
-------------------------------------------------------------------------------
Public Debt Securities (continued)
-------------------------------------------------------------------------------
Energy - 18.95%
   Colonial Pipeline 7.63% 4/15/32                     $  905,000  $  1,083,633
   Colorado Gas 10.00% 6/15/05                            450,000       445,783
   ConocoPhillips 5.90% 10/15/32                        1,200,000     1,197,347
   Equitable Resources 144A
      5.15% 11/15/12                                    1,070,000     1,075,475
   Kerr-McGee 5.875% 9/15/06                              295,000       320,089
   Marathon Oil 5.375% 6/1/07                             425,000       448,623
   Nabors Holdings 1, Ulc
      4.875% 8/15/09                                      285,000       294,564
   Nabors Industries 5.375% 8/15/12                     1,490,000     1,529,284
   Natural Fuel and Gas 7.30% 2/18/03                     350,000       352,063
   Nexen 7.875% 3/15/32                                 1,360,000     1,487,429
   North Border Pipeline 6.25% 5/1/07                     490,000       514,555
   Occidental Petroleum 5.875% 1/15/07                    630,000       681,697
   Oneok 7.75% 8/15/06                                  1,345,000     1,485,805
   Public Service Colorado 144A
      7.875% 10/1/12                                    1,100,000     1,230,053
   Sempra Energy 6.80% 7/1/04                             435,000       453,328
   Tennessee Gas 8.375% 6/15/32                           490,000       427,562
   Transcontinental Gas 144A
      8.875% 7/15/12                                    1,885,000     1,894,425
   Transocean Sedco Forex 6.75% 4/15/05                   770,000       832,436
   Union Oil of California 6.375% 2/1/04                  335,000       348,395
   Valero Energy 6.125% 4/15/07                           305,000       315,502
   Western Atlas 7.875% 6/15/04                           385,000       414,297
   Williams - Series A 7.50% 1/15/31                      150,000        94,500
   YPF 8.00% 2/15/04                                      775,000       763,375
                                                                    -----------
                                                                     17,690,220
                                                                    -----------
Food, Beverage & Tobacco - 3.05%
   Delhaize America
      8.125% 4/15/11                                      505,000       489,307
      9.00% 4/15/31                                       350,000       322,779
   DiGiorgio 10.00% 6/15/07                               200,000       197,500
   Perkins Family Restaurants
      10.125% 12/15/07                                    250,000       218,750
   UST 8.80% 3/15/05                                      820,000       915,487
   UST 144A 6.625% 7/15/12                                645,000       703,977
                                                                    -----------
                                                                      2,847,800
                                                                    -----------
Foreign Governments - 8.44%
   Government of Brazil C-Bond
      8.00% 4/15/14                                       806,574       531,697
   Republic of Colombia
      10.00% 1/23/12                                      695,000       703,688
      10.75% 1/15/13                                      450,000       466,875
      11.75% 2/25/20                                      455,000       487,988
   Republic of Ecuador 5.00% 8/15/30                    3,185,000     1,293,460
   Republic of Panama
      8.875% 9/30/27                                      920,000       913,100
      9.375% 1/16/23                                      260,000       268,450
   Republic of Turkey 11.875% 1/15/30                   1,840,000     1,936,599
   Republic of Venezuela 9.25% 9/15/27                  1,865,000     1,272,863
                                                                    -----------
                                                                      7,874,720
                                                                    -----------

                                                         Principal    Market
                                                         Amount       Value
-------------------------------------------------------------------------------
Public Debt Securities (continued)
-------------------------------------------------------------------------------
Government Agencies - 2.73%
   Fannie Mae - Series 265 9.00% 3/1/24                $  172,445   $   193,825
   FHR 2075 Park 6.25% 8/15/27                            750,000       790,828
   Freddie Mac 6.25% 7/15/32                              660,000       750,350
   Freddie Mac - Series 46B 7.80% 9/15/20                 167,334       176,969
   Freddie Mac - Series 7A 7.00% 9/17/31                  573,817       634,837
                                                                    -----------
                                                                      2,546,809
                                                                    -----------
Industrial Machinery - 1.43%
   Fort James 6.625% 9/15/04                              530,000       516,751
   Pepsiamericas Mtn 3.875% 9/12/07                       475,000       483,173
  +Venture Holdings 12.00% 6/1/09                          80,000         3,600
   York International 6.625% 8/15/06                      310,000       330,975
                                                                    -----------
                                                                      1,334,499
                                                                    -----------
Leisure, Lodging & Entertainment - 0.34%
   Lodgenet Entertainment
      10.25% 12/15/06                                     325,000       313,625
                                                                    -----------
                                                                        313,625
                                                                    -----------
Metals & Mining - 5.25%
   Great Central Minnesota 8.875% 4/1/08                  405,000       405,000
   Newmont Gold 8.91% 1/5/09                              255,567       294,625
   Newmont Mining 8.625% 5/15/11                        1,540,000     1,801,941
   Oregon Steel Mills 144A 10.00% 7/15/09                 625,000       637,500
   USX
      9.375% 2/15/12                                    1,000,000     1,257,797
      9.375% 5/15/22                                      395,000       502,768
                                                                    -----------
                                                                      4,899,631
                                                                    -----------
Miscellaneous - 0.55%
   Textron 6.375% 11/15/08                                460,000       511,671
                                                                    -----------
                                                                        511,671
                                                                    -----------
Packaging & Containers - 0.51%
   Portola Packaging 10.75% 10/1/05                       465,000       471,975
                                                                    -----------
                                                                        471,975
                                                                    -----------
Paper & Forest Products - 0.17%
   Ainsworth Lumber 13.875% 7/15/07                       150,000       161,250
                                                                    -----------
                                                                        161,250
                                                                    -----------
Restaurants - 1.56%
   Wendy's International
      6.25% 11/15/11                                      630,000       695,004
      6.35% 12/15/05                                      695,000       760,903
                                                                    -----------
                                                                      1,455,907
                                                                    -----------
Retail - 2.52%
   J Crew 13.125% 10/15/08                                785,000       427,825
   Kroger 8.15% 7/15/06                                   690,000       781,246
   Lowes Companies 7.50% 12/15/05                         520,000       593,376
   Tyco International 6.375% 10/15/11                     590,000       552,733
                                                                    -----------
                                                                      2,355,180
                                                                    -----------

Statement                                     Lincoln National Income Fund, Inc.
     OF NET ASSETS (CONTINUED)

                                                         Principal    Market
                                                         Amount       Value
-------------------------------------------------------------------------------
Public Debt Securities (continued)
-------------------------------------------------------------------------------
Telecommunications - 11.99%
   AT&T 6.50% 3/15/13                                  $  645,000     $ 648,451
   AT&T Broadband 8.375% 3/15/13                          410,000       466,712
   AT&T Corporate 6.50% 11/15/06                          605,000       647,282
   AT&T Wireless
      7.875% 3/1/11                                       230,000       231,563
      8.125% 5/1/12                                       475,000       478,302
   Charter Communication Holdings
      10.75% 10/1/09                                      200,000        91,500
   Citizens Communication
      6.375% 8/15/04                                      650,000       666,282
   France Telecommunications
      8.25% 3/1/11                                      1,375,000     1,592,680
      8.50% 3/1/31                                      1,485,000     1,813,582
   Insight Midwest 10.50% 11/1/10                         250,000       244,375
   Intelsat 144A 7.625% 4/15/12                           315,000       323,786
   Liberty Media 8.25% 2/1/30                             600,000       633,149
   Panamsat 144A 8.50% 2/1/12                             300,000       288,000
   Singtel 144A
      6.375% 12/1/11                                    1,050,000     1,129,223
      7.375% 12/1/31                                      510,000       559,966
   Sprint Capital 6.875% 11/15/28                         925,000       746,994
   Verizon Wireless 5.375% 12/15/06                       600,000       627,478
                                                                    -----------
                                                                     11,189,325
                                                                    -----------
Textiles, Apparel & Furniture - 0.27%
   Levi Strauss 144A 12.25% 12/15/12                      255,000       251,175
                                                                    -----------
                                                                        251,175
                                                                    -----------
Transportation & Shipping - 2.07%
   American Airlines 6.817% 5/23/11                     1,020,000       876,271
   Delta Air Lines 7.299% 9/18/06                       1,410,000     1,060,447
                                                                    -----------
                                                                      1,936,718
                                                                    -----------
U.S. Government & Agency Obligations - 5.69%
   US Treasury Bond 5.375% 2/15/31                      4,870,000     5,310,584
                                                                    -----------
                                                                      5,310,584
                                                                    -----------
Utilities - 15.28%
   Avista
      7.75% 1/1/07                                        500,000       515,740
      9.75% 6/1/08                                      1,425,000     1,408,938
   BVPS II Funding 8.33% 12/1/07                        1,083,000     1,108,808
   Carolina P&L 6.50% 7/15/12                             550,000       602,383
   Commonwealth Edison 8.375% 10/15/06                    590,000       693,334
   Consumers Energy 6.00% 3/15/05                         315,000       312,401
   Florida Power 8.00% 12/1/22                          1,500,000     1,565,696
   Great Lakes Power 9.00% 8/1/04                         220,000       233,436
   Illinois Power 144A 11.50% 12/15/10                  1,060,000     1,028,200
   Nevada Power 144A 10.875% 10/15/09                     115,000       116,725
   Northern State PR-M 144A
      8.00% 8/28/12                                     1,040,000     1,180,996
   Oncor Electric 7.25% 1/15/33                           870,000       888,723

                                                         Principal    Market
                                                         Amount       Value
-------------------------------------------------------------------------------
Public Debt Securities (continued)
-------------------------------------------------------------------------------
Utilities (continued)
   PSEG Energy Holdings 8.625% 2/15/08               $    545,000  $    455,609
   Public Service of Colorado
      6.00% 4/15/03                                       550,000       552,773
   Scottish Power PLC
      7.00% 7/15/09                                       500,000       569,148
      8.29% 12/30/11                                    1,000,000     1,215,093
   Southern Capital 5.30% 2/1/07                        1,220,000     1,293,255
   Texas Utilities 7.875% 3/1/23                          505,000       523,196
                                                                   ------------
                                                                     14,264,454
                                                                   ------------
Total Public Debt Securities
   (cost $116,382,866)                                              121,542,001
                                                                   ------------
-------------------------------------------------------------------------------
Private Placement Securities - Debt - 9.42%
-------------------------------------------------------------------------------
Airlines - 0.15%
   United Airlines 8.70% 10/7/08                          674,207       139,702
                                                                   ------------
                                                                        139,702
                                                                   ------------
Automobiles & Automotive Parts - 0.19%
  +Continental Auto Receivables - Series A
      12.00% 4/30/05                                      500,000       175,000
                                                                   ------------
                                                                        175,000
                                                                   ------------
Banking, Finance & Insurance - 3.39%
   Anglo Irish Bank - Series A
      9.10% 9/30/06                                     1,000,000     1,115,700
   Avianca Airline Ticket Receivable Trust
      11.75% 12/24/05                                     225,449       175,850
   Merrill Lynch Series 98 Pilgrim 2
      6.623% 9/23/09                                    1,000,000       968,000
  +PM Holding 13.50% 10/30/04                             500,000       360,700
   Wells Fargo Capital 144A - Series A
      8.125% 12/1/26                                      500,000       554,916
                                                                   ------------
                                                                      3,175,166
                                                                   ------------
Chemicals - 0.23%
   Dow Chemical 17.25% 1/2/03                             211,254       211,487
                                                                   ------------
                                                                        211,487
                                                                   ------------
Food, Beverage & Tobacco - 0.61%
   Dairy Farmers of America Preferred
   Capital Trust 7.38% 10/2/12                            500,000       569,100
                                                                   ------------
                                                                        569,100
                                                                   ------------
Leisure, Lodging & Entertainment - 0.93%
   New Boston Garden 8.45% 9/22/15                        816,042       865,658
                                                                   ------------
                                                                        865,658
                                                                   ------------
Metals & Mining - 0.35%
   Steel Technologies 8.52% 3/1/05                        214,000       226,264
  +Worthington Precision Metals
      13.50% 10/30/04                                     134,052        96,705
                                                                   ------------
                                                                        322,969
                                                                   ------------

Statement                                     Lincoln National Income Fund, Inc.
     OF NET ASSETS (CONTINUED)

                                                         Principal    Market
                                                         Amount       Value
-------------------------------------------------------------------------------
Private Placement Securities - Debt (continued)
-------------------------------------------------------------------------------
Miscellaneous - 3.37%
  +CIC Acquisition (Conso International)
      12.00% 3/6/08                                    $  500,000   $   269,400
   Deloitte & Touche - Series B
      7.41% 10/1/11                                       818,313       877,559
  +Elastomeric Technologies
      13.80% 10/8/07                                      500,000            --
   Glass Equipment Development 144A
      13.50% 6/2/08                                       515,000       441,839
   Setech Lewis Supply 13.50% 6/30/05                     500,000       493,250
   Therma-Tru 12.00% 5/15/09                              750,000       687,675
   Zelenka Evergreen 13.75% 5/4/07                        544,132       375,723
                                                                    -----------
                                                                      3,145,446
                                                                    -----------
Paper & Forest Products - 0.20%
   West Fraser Mills 8.44% 6/30/04                        180,000       189,216
                                                                    -----------
                                                                        189,216
                                                                    -----------
Total Private Placement Securities - Debt
   (cost $10,154,332)                                                 8,793,744
                                                                    -----------
                                                        Number of
                                                         Shares
-------------------------------------------------------------------------------
Preferred Stock - 2.62%
-------------------------------------------------------------------------------
Miscellaneous - 1.08%
   TransCanada Capital TOPrS 8.75%                         40,000     1,008,000
                                                                    -----------
                                                                      1,008,000
                                                                    -----------
Telecommunications - 1.54%
   Centaur Funding 144A 9.08%                               1,450     1,434,141
                                                                    -----------
                                                                      1,434,141
                                                                    -----------
Total Preferred Stock (cost $2,435,381)                               2,442,141
                                                                    -----------
-------------------------------------------------------------------------------
Bank Debt - 1.14%
-------------------------------------------------------------------------------
   Centerpoint Energy Bank Loan
      12.75% 11/12/05                                   1,000,000     1,065,000
                                                                    -----------
Total Bank Debt
      (cost $1,057,500)                                               1,065,000
                                                                    -----------
-------------------------------------------------------------------------------
Private Placement Securities - Equity - 0.28%
-------------------------------------------------------------------------------
Warrants - 0.28%
  *CIC Acquisition (Conso International)
      Class A Voting Warrants                                 679            --
  *CIC Acquisition (Conso International)
      Class A Voting Warrants
      (Clawback Provision)                                    679            --
  *CIC Acquisition (Conso International)
      Class B Non-Voting Warrants                           2,731            --

                                                        Number of     Market
                                                         Shares       Value
-------------------------------------------------------------------------------
Private Placement Securities - Equity (continued)
-------------------------------------------------------------------------------
Warrants (continued)
  *CIC Acquisition (Conso International)
      Class B Non-Voting Warrants
      (Clawback Provision)                                  2,731  $         --
  *CIC Acquisition (Conso International)
      Warrants for Preferred Stock                            392            --
  *CIC Acquisition (Conso International)
      Warrants For Preferred Stock
      (Clawback Provision)                                    392            --
  *Continental Auto Receivables Warrants                    9,506            --
  *Elastomeric Technologies Warrants                          111            --
  *Franklin Nursery Interests                             120,746         1,207
  *Franklin Nursery Warrants                                   21            --
  *Ged Holdings Warrants                                    3,049            --
  *Glomac Warrants                                         17,854            --
  *PSC Warrants                                            16,250            --
  *Setech Warrants                                         17,306        60,571
  *Therma-Tru Holdings Warrants                               449       197,394
  *WPM Holdings Warrants                                      110            --
                                                                   ------------
                                                                        259,172
                                                                   ------------
Total Private Placement Securities - Equity
   (cost $624,689)                                                      259,172
                                                                   ------------
-------------------------------------------------------------------------------
Limited Partnership - 0.01%
-------------------------------------------------------------------------------
Chemicals - 0.01%
  *KBSI Partnership 0.00%                                       1        11,363
                                                                   ------------
Total Limited Partnership (cost $49,622)                                 11,363
                                                                   ------------

-------------------------------------------------------------------------------
Warrants -- 0.00%
-------------------------------------------------------------------------------
  *Solutia Warrants 7/15/09                                   975            10
                                                                   ------------
Total Warrants (cost $82,941)                                                10
                                                                   ------------

Total Market Value of Securities - 143.67%
   (cost $130,787,331)                                              134,113,431
Liabilities Net of Receivables and
   Other Assets - (0.82%)                                              (765,757)
Liquidation Value of Preferred Stock-(42.85%)                       (40,000,000)
                                                                   ------------
Net Assets applicable to 7,185,322
   Common Shares ($1.00 Par Value)
   Outstanding - 100.00%                                           $ 93,347,674
                                                                   ------------
Net Asset Value per Common Share
   ($93,347,674/7,185,322 Shares)                                        $12.99
                                                                         ------

Statement                                     Lincoln National Income Fund, Inc.
     OF NET ASSETS (CONTINUED)


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Common Stock, par value $1.00 per share
   (authorized 10,000,000 shares), issued and
   outstanding 7,185,322 shares                                    $  7,185,322
Proceeds in excess of par value of shares issued                     84,135,914
Undistributed net investment income                                      65,981
Accumulated net realized loss on investments                         (1,365,643)
Net unrealized appreciation of investments                            3,326,100
                                                                   ------------
Total Net Assets                                                   $ 93,347,674
                                                                   ------------

*Non income producing security for the period ended December 31, 2002. +Non-income producing security. Security is currently in default.

Summary of Abbreviations
TOPrS - Trust Originated Preferred Securities

The accompanying notes are an integral part of the financial statements.

Statement                                     Lincoln National Income Fund, Inc.
     OF OPERATIONS                            December 31, 2002

Investment Income:
     Interest                                                                      $10,223,934
     Dividends                                                                         133,134
                                                                                   -----------
Total investment income                                                             10,357,068
                                                                                   -----------

Expenses:
     Management fees                                       $ 1,144,221
     Variable term preferred stock fees                        115,023
     Professional fees                                         110,650
     Directors fees                                             70,500
     Reports to shareholders                                    54,345
     Stock transfer & dividend disbursing fees                  38,000
     Custodian Fees                                             35,472
     NYSE Fees                                                  25,000
     Other                                                      16,140
                                                           -----------
     Total expenses                                                                  1,609,351
                                                                                   -----------
Net investment income                                                                8,747,717
                                                                                   -----------

Net Realized and Unrealized Gain (Loss) on Investments:
     Net realized loss on investment transactions                                     (845,909)
     Net change in unrealized appreciation/depreciation of investments               4,162,119
                                                                                   -----------
Net Realized and Unrealized Gain (Loss) on Investments                               3,316,210
                                                                                   -----------

Dividends on Preferred Stock                                                          (726,561)
                                                                                   -----------

Net Increase in Net Assets Resulting from Operations Applicable to Common Shares   $11,337,366
                                                                                   ===========

The accompanying notes are an integral part of the financial statements.

Statements                                    Lincoln National Income Fund, Inc.
     OF CHANGES IN NET ASSETS AVAILABLE TO COMMON SHAREHOLDERS

                                                                                       Year Ended
                                                                              12/31/02            12/31/01
Changes from operations:
Net investment income                                                      $  8,747,717        $  9,395,236
Net realized gain (loss) on investments                                        (845,909)          2,690,038
Net change in unrealized appreciation/depreciation on investments             4,162,119          (2,141,572)
Dividends on preferred stock                                                   (726,561)         (1,673,944)
                                                                           ------------        ------------
Net increase in net assets resulting from operations applicable
     to common shares                                                        11,337,366           8,269,758
                                                                           ------------        ------------

Changes from Capital Share Transactions:
Par value of shares issued under dividend reinvestment plan                      70,491                  --
Proceeds in excess of par value for shares issued under dividend
     reinvestment plan                                                          794,622                  --
                                                                           ------------        ------------
Net increase in net assets resulting from capital share transactions            865,113                  --
                                                                           ------------        ------------

Dividends and Distributions to Common Shareholders from:
Net investment income                                                        (8,361,973)         (7,648,443)
Net realized gain on investments                                                     --          (1,942,349)
                                                                           ------------        ------------
Total Dividends and Distributions to Common Shareholders                     (8,361,973)         (9,590,792)
                                                                           ------------        ------------

Total Increase (Decrease) in Net Assets                                       3,840,506          (1,321,034)
                                                                           ------------        ------------

Beginning of year                                                            89,507,168          90,828,202
                                                                           ------------        ------------
End of Year                                                                $ 93,347,674        $ 89,507,168
                                                                           ============        ============

The accompanying notes are an integral part of the financial statements.

Statement                                     Lincoln National Income Fund, Inc.
     OF CASH FLOWS                            Year Ended December 31, 2002


Net Cash Provided by Operating Activities:
  Net increase in net assets resulting from operations applicable to common shares
     (excluding preferred dividends of $726,561)                                                                     $ 12,063,927
                                                                                                                     ------------

Adjustments to Reconcile Net Increase in Net Assets from Operations to Cash Provided by Operating Activities:
  Amortization of discount on securities purchased                                                                       (415,492)
  Net proceeds from investment transactions                                                                               700,131
  Net realized loss from security transactions                                                                            845,909
  Change in net unrealized (appreciation) depreciation                                                                 (4,162,119)
  Increase in receivable for investments sold                                                                            (899,812)
  Increase in interest and dividends receivable                                                                           (98,691)
  Increase in payable for investments purchased                                                                         1,791,240
  Increase in accrued expenses and other liabilities                                                                      239,480
  Decrease in distributions payable                                                                                    (1,153,677)
                                                                                                                     ------------
  Total adjustments                                                                                                    (3,153,031)
                                                                                                                     ------------
  Net cash provided by operating activities                                                                             8,910,896
                                                                                                                     ------------

Cash Flows Used for Financing Activities:
  Distributions paid to common shareholders                                                                            (7,496,860)
  Distributions paid to preferred shareholders                                                                           (726,561)
                                                                                                                     ------------
  Net cash used for financing activities                                                                               (8,223,421)
                                                                                                                     ------------
  Net increase in cash                                                                                                    687,475
  Cash at beginning of period                                                                                             559,224
                                                                                                                     ------------
  Cash at end of period                                                                                                 1,246,699
                                                                                                                     ------------

  Cash paid for preferred dividends                                                                                       811,044
                                                                                                                     ------------

The accompanying notes are an integral part of the financial statements.

Financial
     HIGHLIGHTS

Selected data for each share of common stock

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Lincoln National Income Fund, Inc.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Year Ended
                                                                       12/31/02    12/31/01     12/31/00    12/31/99    12/31/98
Net asset value, beginning of period                                    $12.58      $12.77       $12.17      $13.39       $13.43

Income from investment operations:
Net investment income(1)                                                  1.23        1.32         1.29        1.26         1.32
Net realized and unrealized gain (loss) on investments                    0.45        0.07         0.62       (1.20)        0.06
Dividends on preferred stock:
 From net investment income                                              (0.10)      (0.23)       (0.36)      (0.28)       (0.31)
 From net realized gain on investments                                      --          --           --       (0.01)       (0.01)
                                                                       -------     -------      -------     -------      -------
Total dividends on preferred stock                                       (0.10)      (0.23)       (0.36)      (0.29)       (0.32)
                                                                       -------     -------      -------     -------      -------
Total from investment operations                                          1.58        1.16         1.55       (0.23)        1.06
                                                                       -------     -------      -------     -------      -------

Less dividends and distributions to common shareholders:
From net investment income                                               (1.17)      (1.08)       (0.91)      (0.99)       (1.04)
From net realized gains                                                  --          (0.27)       (0.04)      --           (0.06)
                                                                       -------     -------      -------     -------      -------
Total dividends and distributions to common shareholders                 (1.17)      (1.35)       (0.95)      (0.99)       (1.10)

Net asset value, end of period                                          $12.99      $12.58       $12.77      $12.17       $13.39
                                                                       =======     =======      =======     =======      =======

Per share market value, end of period                                   $12.65      $11.73       $10.75       $9.69       $14.19
Total investment return (based on market value)                          17.99%      22.13%       21.04%     (25.34%)      17.42%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                $93,348     $89,507      $90,828     $86,569      $94,135
Ratio of expenses to average net assets                                   1.23%       1.16%        1.15%       1.12%        1.16%
Ratio of expenses to average net assets prior to expenses
   paid indirectly                                                        1.23%       1.16%        1.17%       1.13%         N/A
Ratio of net investment income to average net assets                      6.69%       7.05%        7.14%       6.81%        6.84%
Ratio of net investment income prior to expenses paid indirectly          6.69%       7.05%        7.12%       6.80%         N/A
Portfolio Turnover                                                      732.30%     774.98%       94.98%      10.29%       19.78%

Leverage analysis:
Value of preferred shares outstanding (000 omitted)                    $40,000     $40,000      $40,000     $40,000      $40,000
Net asset coverage per share of preferred shares, end of period         $3,334      $3,238       $3,271      $3,164       $3,353
Liquidation value per share of preferred shares(2)                      $1,000      $1,000       $1,000      $1,000       $1,000

(1)  Per share information was based on the average shares outstanding method.

(2)  Excluding any accumulated but unpaid dividends.


The accompanying notes are an integral part of the financial statements.

Notes                                         Lincoln National Income Fund, Inc.
     TO FINANCIAL STATEMENTS                  December 31, 2002

Lincoln National Income Fund, Inc. (the "Fund"), is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company, incorporated under the laws of Maryland. Fund shares are listed on the New York Stock Exchange under the symbol LND.

Note A -- Summary of Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Investments -- Investments in equity securities traded on a national exchange are valued at their last sale price at the close of that exchange; if on a particular day an exchange-listed security does not trade, than the mean between the bid and asked price will be used. Equity securities traded in the over-the-counter market are valued at the last sale price at the close of the New York Stock Exchange. If a non-exchange listed security does not trade on a particular day, then the mean between the bid and asked price will be used as long as it continues to reflect the value of the security. Debt securities are valued by using market quotations or a matrix method provided by a pricing service. If prices are not available from the pricing service then the securities will be valued at the mean between bid and offer prices. Securities for which quotations are not available are priced at "fair value", as discussed below. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value.

Private placement securities are restricted as to resale. Except for certain private placement securities traded in a secondary market system for trading restricted securities, private placement securities have no quoted market values. The amounts shown as fair values for private placement securities with no available quoted market values represent values determined by the Fund's securities valuation committee according to the Fund's pricing procedures, as approved and reviewed by the Board of Directors. Many factors are considered in arriving at fair value, including, where applicable, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities; evaluation of the forces which influence the market in which these securities are purchased and sold; the type of security; any available financial statements; cost at date of purchase, plus or minus any applicable amortization of premiums or discounts; the size of the holding; discount from market value of unrestricted securities of the same class at the time of purchase; any special reports prepared by analysts; information as to any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of trading in similar securities of comparable companies; for foreign securities, the ability to repatriate currency and/or any restrictions implemented by a foreign government; foreign ownership and share prices versus local ownership share prices and/or the volume of securities traded; and price comparisons (discount/premium of the locally traded shares versus depositary receipt).

The Board of Directors of the Fund is composed, in part, of individuals who are interested persons (as defined in the Investment Company Act of 1940) of the Advisor or affiliated companies. Valuations are determined according to pricing procedures approved and reviewed by a majority of the Directors who are not interested persons.

Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed. As of December 31, 2002, the Fund held $9,052,916 in fair valued securities, representing 6.79% of the Fund.

Income Taxes -- It is the intention of the Fund to distribute substantially all net investment income and net realized gains. The Fund intends to continue to qualify for tax treatment accorded to "regulated investment companies" as defined by the applicable provisions of the Internal Revenue Code. On such basis, under present law, the Fund will not incur any liability for income taxes on the portion of its net investment income and net realized gains distributed to shareholders.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Other -- Security transactions are accounted for on the trade date for equity and debt securities. Cost of securities sold is determined on a specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Discounts and premiums on all debt securities are amortized to interest income over the lives of the respective securities. Gains (losses) on paydowns of mortgage- and asset-backed securities are recorded as an adjustment to interest income.

Distributions to common shareholders are recorded on the ex-dividend date and distributions to preferred shareholders are accrued daily and generally are paid every 28 days.

The Fund receives earnings credits from the custodian when positive balances are maintained, which are used to offset custody fees. There were no earnings credits for the period ended December 31, 2002.

Effective January 1, 2001, the Fund adopted the classification requirement of EITF D-98, "Classification and Measurement of Redeemable Securities". EITF D-98 requires that preferred stock for which its redemption is outside of the Fund's control should be presented outside of net assets in the statement of net assets. The redemption of the Fund's preferred stock is outside of the control of the Fund because of the mandatory redemption feature discussed in Note E. In adopting EITF D-98, the net assets as of January 1, 2001 in the statements of changes in net assets were restated by excluding preferred stock valued at $40 million. The adoption also resulted in dividends on preferred stock being reclassified from distributions on the statements of changes in net assets to a separate line item within the statement of operations. This resulted in a reduction in the net increase in net assets from operations for the years ended December 31, 2002 and 2001, respectively, as follows: $726,561 and $1,673,944. As part of the adoption, per share distributions of dividends on preferred stock were reclassified from distributions to amounts from investment operations for each period presented in the financial highlights.

Notes                                         Lincoln National Income Fund, Inc.
to financial statements (continued)

Note B -- Investments
Private placement securities are restricted as to resale because these securities have not been registered with the Securities and Exchange Commission
(SEC). The terms under which private placement securities are acquired, however, sometimes provide for limited registration rights if requested by the security owner. These registration rights usually relate to common stock issued or issuable upon conversion of convertible securities or the exercise of warrants.

The following is a list of private placements with initial purchase date, par, cost amount and market value as of December 31, 2002:


Private Placements                                                Date of           Par            Cost       Market or
                                                                  Purchase                                    Fair Value
Private Placement Securities -- Debt
Anglo Irish Bank Corporation 9.10%, 9/30/06                        9/30/94      $1,000,000    $ 1,000,000     $1,115,700
Avianca Airline Ticket Receivable Trust 11.75%, 12/24/05          12/24/97         225,449        225,449        175,850
CIC Acquisition (Conso International) 12.00%, 3/6/08                3/6/00         500,000        420,000        269,400
Continental Auto Receivables Series A 12.00%, 4/30/05              7/29/99         500,000        472,079        175,000
Dairy Farmers of America Preferred Capital Trust 7.38%, 10/2/12    10/2/98         500,000        500,000        569,100
Deloitte & Touche LLP 7.41%,10/1/11                                9/25/96         818,313        818,313        877,559
Dow Chemical 17.25%,1/2/03                                         3/25/92         211,254        211,254        211,487
Elastomeric Technologies Preferred
  Rubber Compounding 13.80%, 10/8/07                                1/8/99         500,000        482,603             --
Glass Equipment Development 144A 13.50%, 6/2/08                     6/2/00         515,000        472,896        441,839
Merrill Lynch CLO 98 Pilgrim 2 144A 6.623%, 9/23/09                4/14/98       1,000,000      1,000,000        968,000
New Boston Garden Corporation 8.45%, 9/22/15                       9/22/95         816,042        816,042        865,658
PM Holding 13.50%, 10/30/04                                       10/31/98         500,000        483,000        360,700
Setech Lewis Supply 13.50%, 6/30/05                                7/19/99         500,000        469,544        493,250
Steel Technologies 8.52%, 3/1/05                                    2/6/95         214,000        214,000        226,264
Therma-Tru 12.00%, 5/15/09                                          5/9/00         750,000        603,528        687,675
United Airlines 8.70%, 10/7/08                                      5/4/95         674,207        671,719        139,702
Wells Fargo Capital 144A 8.13%, 12/1/26                            12/3/96         500,000        521,000        554,916
West Fraser Mills 8.44%, 6/30/04                                   4/15/94         180,000        180,000        189,216
Worthington Precision Metals 13.50%, 10/30/04                      1/30/99         134,052        108,091         96,705
Zelenka Evergreen 13.75% 5/4/07                                     5/4/00         544,132        485,621        375,723
                                                                                              -----------     ----------
Total Private Placement Debt                                                                  $10,155,139     $8,793,744
                                                                                              -----------     ----------

Private Placements                                                Date of        Number of         Cost        Market or
                                                                  Purchase         Shares                     Fair Value

Private Placement Securities-- Equities
CIC Acquisition (Conso International)
  Class A Voting Warrants (Clawback Position)                       3/6/00             679             --             --
CIC Acquisition (Conso International)
  Class B Non-Voting Warrants (Clawback Provision)                  3/6/00           2,731         32,671             --
CIC Acquisition (Conso International)
  Warrants for Preferred Stock (Clawback Provision)                 3/6/00             392         39,204             --
CIC Acquisition (Conso International) Class A Voting Warrants       3/6/00             679          8,126             --
CIC Acquisition (Conso International) Class B Non-Voting Warrants   3/6/00           2,731             --             --
CIC Acquisition (Conso International) Warrants for Preferred Stock  3/6/00             392             --             --
Continental Auto Receivables Warrants                              7/29/99           9,506         60,000             --
Elastomeric Technologies Warrants                                  10/8/99             111         24,000             --
Franklin Nursery Interests                                          3/1/00         120,746        120,746          1,207
Franklin Nursery Warrants                                           3/1/00              21         40,617             --
GED Holdings Warrants                                               6/2/00           3,049         42,583             --
Glomac Warrants                                                    3/23/01          17,854             --             --
PSC Warrants                                                       7/12/96          16,250         10,000             --
Setech Warrants                                                    7/19/99          17,306         56,756         60,571
Therma-Tru Holdings Warrants                                        5/9/00             449        172,986        197,394
WPM Holdings Warrants                                             10/30/98             110         17,000             --
                                                                                                 --------       --------
Total Private Placement Equity                                                                   $624,689       $259,172
                                                                                                 --------       --------

Notes                                         Lincoln National Income Fund, Inc.
     TO FINANCIAL STATEMENTS (CONTINUED)

Note B -- Investments (continued)
The aggregate cost of investments purchased and the aggregate proceeds from investments sold (exclusive of U.S. government securities and short-term investments) amounted to $532,329,380 and $534,541,509, respectively, for the period ended December 31, 2002.

Note C -- Management Fees and Other Transactions with Affiliates
In the accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company ("DMC"), a series of Delaware Management Business Trust and the investment manager, a management fee of 0.1875% of net assets of the Fund as of the close of business on the last business day of the quarter (0.75% on an annual basis) plus 1.50% of the net cash dividends and interest earned and actually received in cash less interest on borrowed funds and dividends paid on the Variable Term Preferred Stock. At December 31, 2002, the Fund had a liability payable to DMC of $323,289.

Certain officers and directors of the Fund are also officers or directors of DMC and receive no compensation from the Fund. The compensation of unaffiliated directors of the Fund is borne by the Fund. In addition, Delaware Service Company, Inc., which is an affiliate of DMC, provides accounting services for the Fund.

Note D -- Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended December 31, 2002 and 2001 were as follows:

                                           2002                 2001
Ordinary Income                         $9,088,534          $11,264,736
                                        ----------          -----------
Total                                   $9,088,534          $11,264,736
                                        ----------          -----------

As of December 31, 2002 the components of net assets on a tax basis were as follows:

Shares of beneficial interest                         $91,321,236
Undistributed net investment income                        65,981
Capital loss carryforwards                               (751,052)
Post-October losses                                       (32,045)
Unrealized appreciation on investments                  2,743,554
                                                      -----------
Net Assets                                            $93,347,674
                                                      ===========

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital losses expire as follows: $751,052 in 2010.

At December 31, 2002, the cost of investments was $131,369,877. At December 31, 2002, net unrealized appreciation was $2,743,554, of which $6,772,887 related to unrealized appreciation of investments and $4,029,333 related to unrealized depreciation of investments.

Note E -- Variable Term Preferred Stock
During August 1992, the Fund issued 40,000 shares of Variable Term Preferred stock (VTP) at an offering price of $1,000 per share. During 1992 the underwriting discount and other expenses incurred in the issuance of the preferred stock aggregated $1,120,016 and were recorded as a reduction of net assets applicable to common shares. Dividends are cumulative from the date of the original issue and generally reset every 28 days through an auction process. The Articles Supplementary, which establish and fix the rights and preferences of the VTP, places restrictions on the payments of dividends on the Fund's common stock upon non-compliance with certain provisions of the Articles Supplementary, purchase of futures or options, issuance of debt, short sale of securities, mergers, changing the Fund's pricing service and investing in reverse repurchase agreements, and requires the Fund to meet certain asset maintenance tests. The shares of the VTP may be redeemed at the option of the Fund in accordance with the terms of the Articles Supplementary.

The mandatory redemption provisions of the Articles Supplementary require the Fund under certain conditions to redeem shares of the VTP if certain asset maintenance tests are not maintained or if credit rating provisions are not met.

During the period ended December 31, 2002, dividend rates have ranged from 1.35% to 1.90% and the average weighted dividend rate was 1.74%.

Note F -- Market and Credit Risk
The Fund may invest in securities that have high market or credit risk. These securities may be accompanied by a higher degree of susceptibility to adverse economic and competitive industry conditions.

Report
     OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of The Lincoln National Income Fund, Inc.:

In our opinion, the accompanying statement of net assets, and the related statements of operations, and of changes in net assets available to common shareholders, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of The Lincoln National Income Fund (the "Fund") at December 31, 2002, the results of its operations and its cash flows for the year then ended, the changes in its net assets available to common shareholders, for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, PA
February 14, 2003

Board of Directors/Officers

An investment company is governed by a Board of Directors, which has oversight responsibility for the management of the company's business affairs. Directors establish procedures and oversee and review the performance of the investment manager and others that perform services for the company. The independent fund directors, in particular, are advocates for shareholder interests. Following is a list of the Fund's Directors and certain background and related information.

                                                                 Principal               Number of                Other
   Name,                  Position(s)                          Occupation(s)         Portfolios in Fund        Directorships
  Address                  Held with     Length of Time           During              Complex Overseen            Held by
and Birthdate              Registrant        Served*           Past 5 Years              by Director              Director
------------------------------------------------------------------------------------------------------------------------------------
Directors

   David K. Downes(1)       President        2 Years        Mr. Downes has served            2                 President and
   2005 Market Street                                       in various executive                            Director/Trustee of
 Philadelphia, PA 19103                                        capacities at                                    33 investment
                                                             different times at                               companies in the
   January 8, 1940                                          Delaware Investments.                           Delaware Investments
                                                                                                               family of funds

                                                                                                             Director/President,
                                                                                                               Lincoln National
                                                                                                            Convertible Securities
                                                                                                                Fund, Inc.

Richard M. Burridge, Sr(2)   Director       31 Years           Vice President,               2                Director, Lincoln
   1 N. Wacker Drive                                          UBS/PaineWebber                                National Convertible
      Suite 2500                                               (since 2000);                                 Securities Fund, Inc.
   Chicago, IL 60606                                             Chairman,
                                                           The Burridge Group, Inc.
   March 19, 1929                                               (1996-2000).

   H. Thomas McMeekin(3)      Director      13 Years         Managing Director,              2                Director, Lincoln
       Suite 5600                                      Prudential Investment Management                     National Convertible
   180 N. Stetson Street                                        (since 2001);                               Securities Fund, Inc.
   Chicago, IL 60610                                           Managing Partner,
                                                             Griffin Investments
   June 17, 1953                                                (since 2000);
                                                           Executive Vice President
                                                        and Chief Investment Officer -
                                                                Fixed Income,
                                                       Delaware Investments (1999-2000);
                                                           President and Director,
                                                     Lincoln Investment Management, Inc.,
                                                          Executive Vice President and
                                                            Chief Investment Officer,
                                                          Lincoln National Corporation
                                                                (until 2000).

                                                                 Principal               Number of                Other
   Name,                  Position(s)                          Occupation(s)         Portfolios in Fund        Directorships
  Address                  Held with     Length of Time           During              Complex Overseen            Held by
and Birthdate              Registrant        Served*           Past 5 Years              by Director              Director
------------------------------------------------------------------------------------------------------------------------------------
Independent Directors

   Thomas L. Bindley       Independent       5 Years       President, Bindley                2               Director, Midas, Inc.
 707 Skokie Boulevard       Director                       Capital Corporation                               and Lincoln National
      Suite 600                                               (since 1998);                                  Convertible Securities
 Northbrook, IL 60062                                    Executive Vice President                                 Fund, Inc.
                                                       and Chief Financial Officer,
   November 8, 1943                                       Whitman Corporation
                                                             (until 1998).

   Adela Cepeda            Independent      11 Years           President,                                         Commissioner,
    Suite 1515              Director                        A.C. Advisory, Inc.                                  Chicago Public
 70 W. Madison Street                                         (since 1995).                                   Building Commission;
   Chicago, IL 60602                                                                                            Director, Harvard
                                                                                                                 Club of Chicago,
   April 30, 1958                                                                                              Fort Dearborn Income
                                                                                                                 Securities, Inc.
                                                                                                                   and Director,
                                                                                                                 Lincoln National
                                                                                                              Convertible Securities
                                                                                                                    Fund, Inc.;
                                                                                                               Director, Amalgamated
                                                                                                                Bank of Chicago and
                                                                                                              Amalga Trust Co., Inc.

  Roger J. Deshaies        Independent      11 Years       Senior Vice President-            2                  Director, Partners
  Executive Offices         Director                        Finance, Brigham &                                   Health System and
   PBB-Admin. 4                                               Women's Hospital                                    Lincoln National
   c/o Receiving                                                (since 1998);                                 Convertible Securities
 29 Shattuck Street                                         Senior Vice President -                                  Fund, Inc.
   Boston, MA 02115                                           Finance, Parkview
                                                          Health System (until 1998).
   August 5, 1949

   Daniel R. Toll          Independent      27 Years          President, Heller              2                  Director, Lincoln
 560 Green Bay Road         Director                      International Corporation                            National Convertible
    Suite 300                                                   (until 1984).                                  Securities Fund, Inc.
 Winnetka, IL 60093

   December 3, 1927

                                                                 Principal               Number of                Other
   Name,                  Position(s)                          Occupation(s)         Portfolios in Fund        Directorships
  Address                  Held with     Length of Time           During              Complex Overseen            Held by
and Birthdate              Registrant        Served*           Past 5 Years              by Officer               Officer
------------------------------------------------------------------------------------------------------------------------------------
Officers

   Michael P. Bishof       Treasurer        4 Years        Mr. Bishof has served in          2                      None
  2005 Market Street                                         various executive
 Philadelphia, PA 19103                                    capacities at different
                                                             times at Delaware
   August 18, 1962                                             Investments

   David F. Connor         Secretary        3 Years          Vice President and              2                      None
  2005 Market Street                                       Deputy General Counsel,
 Philadelphia, PA 19103                                     Delaware Investments
                                                              (since 2000); Vice
   December 2, 1963                                        President and Assistant
                                                               General Counsel,
                                                            Prudential Investments
                                                           (1998-2000); Associate,
                                                           Drinker Biddle & Reath
                                                              LLP (until 1998).

*   The Board of Directors of the Fund is comprised of three classes of
    Directors: two Directors constituting Class Directors (Ms. Cepeda and Mr. Deshaies) have a term of office until the 2003 annual meeting of shareholders, two Directors constituting Class 2 Directors (Messrs. Burridge and Downes) have a term of office until the 2004 annual meeting of shareholders, and three Directors constituting Class 3 Directors have a term of office until the 2005 annual meeting of shareholders. At each annual meeting of shareholders, Directors will be elected to succeed the class of Directors whose terms expire at that meeting, and each newly elected Director will serve for a three-year term and until his or her successor is elected and qualified.


(1) Executive officer of the Fund's investment adviser and accounting service provider.

(2) Mr. Burridge is considered to be an "interested director" by virtue of his affiliation with a registered broker-dealer.

(3) Mr. McMeekin is considered to be an "interested director" because he was an executive officer of Lincoln National Corporation (LNC), of which the Fund's investment adviser is a wholly-owned subsidiary, and because he currently owns stock of LNC.

                      This page intentionally left blank.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


This annual report is for the information of Lincoln National Income Fund, Inc. shareholders. The return and principal value of an investment in the Fund will fluctuate so that shares, when resold, may be worth more or less than their original cost.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may, from time to time, purchase shares of its own Common Stock on the open market at market prices.

Corporate Information

Investment Advisor
Delaware Management Company
2005 Market Street
Philadelphia, PA 19103-7094

Administrator
Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

Independent Accountants
PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103-7042

Dividend Disbursing Agent, Transfer
Agent and Reinvestment Plan Agent
Mellon Investor Services LLC
Overpeck Centre
85 Challenger Road
Ridgefield Park, NJ 07666
800 851-9677

Stock Exchange
The Fund's stock is traded on the New York
Stock Exchange (NYSE) under the symbol LND.

For Securities Dealers and Financial
Institutions Representatives
800 362-7500

(7281)                                                        Printed in the USA
AR-LNI [12/02] VGR 2/03                                                    J8947